EXHIBIT 10.1

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is dated as of __________ ___, 2006, by and among REIT Americas, Inc., a Maryland corporation (the “Company”), and the purchaser identified on the signature page hereto (each, a “Purchaser” ).

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 promulgated thereunder, the Company desires to issue and sell to each Purchaser, and each Purchaser, severally and not jointly, desires to purchase from the Company, securities of the Company as more fully described in this Agreement.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser agrees as follows:

ARTICLE I
DEFINITIONS

1.1    Definitions. In addition to the terms defined elsewhere in this Agreement, the following terms have the meanings indicated in this Section 1.1:

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144 under the Securities Act. With respect to a Purchaser, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Purchaser will be deemed to be an Affiliate of such Purchaser.

“Closing” means the closing of the purchase and sale of the Securities pursuant to Section 2.1. The Company may effect more than one Closing.

“Closing Date” means the day selected by the Company after all of the Transaction Documents have been executed and delivered by the Purchaser, and all conditions precedent to the parties’ obligations under this Agreement have been satisfied or waived. The Company may have more than one Closing Date.

“Commission” means the U.S. Securities and Exchange Commission.

“Common Stock” means the common stock of the Company, par value $0.01 per share, and any securities into which such common stock shall hereinafter have been reclassified into.

“including” means including, without limitation.

“Memorandum” means the Company’s Confidential Private Placement Memorandum, dated as of ____________, 2006, with respect to the offering contemplated hereby.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted.

“Securities” means the Common Stock issuable under the Transaction Documents.

“Transaction Documents” means this Agreement and any other documents or agreements executed in connection with the transactions contemplated hereunder.

ARTICLE II
SECURITIES

2.1    Closing. On the Closing Date, upon the terms and subject to the conditions set forth herein, the Company agrees to deliver, and each Purchaser agrees to accept the number of shares of the Securities set forth opposite the Purchaser’s name on the signature page hereto. The Company shall deliver to the Purchaser the Purchaser’s respective shares of Common Stock as determined pursuant to the terms set forth in the Memorandum and the other items set forth in Section 2.2 at the Closing. Upon satisfaction of the conditions set forth in Section 2.2, the Closing shall occur at the offices of the Company, or such other location as the parties shall mutually agree. The Company may enter into Transaction Documents (including a Securities Purchase Agreement) with other purchasers with respect to the Securities offered hereby. Each set of Transaction Documents shall be identical in all material respects except as to the identities of the respective Purchasers, the amount of Securities to be purchased and the date of execution and closing. The Company may have more than one Closing and Closing Date with respect to such other Transaction Documents.

2.2    Deliveries.

(a)   On the Closing Date, the Company shall deliver or cause to be delivered to the Purchaser the following:

(i)    this Agreement duly executed by the Company; and

(ii)    a certificate evidencing a number of shares of Common Stock subscribed for; and

(b)   On the Closing Date, each Purchaser shall deliver or cause to be delivered the following:

(i)    this Agreement duly executed by such Purchaser; and

(ii)    an Accredited Investor Questionnaire completed by the Purchaser and reasonably satisfactory to counsel for the Company.

2.3    Closing Conditions.

(a)    The obligations of the Company hereunder in connection with the Closing are subject to the following conditions being met:

(i)    the accuracy in all material respects when made and on the Closing Date (except for representations and warranties made as of a specific date, which must be accurate in all material respects as of such date) of the representations and warranties of the Purchaser contained herein and in the Accredited Investor Questionnaire;

(ii)    all obligations, covenants and agreements of the Purchaser required to be performed at or prior to the Closing Date shall have been performed; and

(iii)    the delivery by the Purchaser of the items set forth in Section 2.2(b) of this Agreement.

(b)    The respective obligations of the Purchaser hereunder in connection with the Closing are subject to the following conditions being met:

(i)    all obligations, covenants and agreements of the Company required to be performed at or prior to the Closing Date shall have been performed; and

(ii)    the delivery by the Company of the items set forth in Section 2.2(a) of this Agreement.

ARTICLE III
REPRESENTATIONS AND WARRANTIES

3.1    Representations and Warranties of the Purchaser. Each Purchaser hereby, for itself and for no other Purchaser, represents and warrants as of the date hereof and as of the Closing Date to the Company as follows:

(a)    Organization; Authority. If the Purchaser is an entity, such Purchaser is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full right, corporate or partnership power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations thereunder. The execution, delivery and performance by such Purchaser of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate, if applicable, or similar action on the part of such Purchaser. Each Transaction Document to which it is a party has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b)    Purchaser Representation. Such Purchaser understands that the Securities are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Securities as principal for the Purchaser’s own account for investment and not with a view to, or for sale in connection with, any distribution of such Securities or any part thereof, has no present intention of distributing any of such Securities and has no arrangement or understanding with any other Persons regarding the distribution of such Securities. Such Purchaser is acquiring the Securities hereunder in the ordinary course of the Purchaser’s business. Such Purchaser does not have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Securities.

(c)    Purchaser Status. At the time such Purchaser was offered the Securities, the Purchaser was, and at the date hereof the Purchaser is, an “accredited investor” as defined in Regulation D under the Securities Act.

(d)    Experience of Such Purchaser. Such Purchaser, either alone or together with the Purchaser’s representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Securities, has no need for liquidity with respect to the Purchaser’s investment and, at the present time, is able to afford a complete loss of such investment.

(e)    General Solicitation. Such Purchaser is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities, published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

(f)    Purchaser Investigation. Such Purchaser has had the opportunity to request and receive all information deemed necessary by the Purchaser to evaluate an investment in the Company. The Purchaser confirms that the Company has made available to the Purchaser the opportunity to ask questions of, and receive answers from the Company concerning the terms and conditions of the Securities and the nature of the business of the Company, and to obtain additional information or documents which the Company possesses or can acquire without unreasonable effort or expense. In formulating the decision to acquire the Securities, the Purchaser has relied solely upon the Purchaser’s own advisors and the Purchaser’s own independent investigation of the Company with respect to this Agreement and the nature and effect of any investment in the Securities as well as the information contained, or incorporated by reference, in the Company’s Memorandum.

(g)    Certain Fees. No brokerage or finder’s fees or commissions are or will be payable to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement based upon arrangements made by the Purchaser or any of the Purchaser’s Affiliates. The Company shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of any Person for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by this Agreement based upon arrangements made by any Purchaser or any of the Purchaser’s Affiliates.

The Company acknowledges and agrees that each Purchaser does not make or has not made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Section 3.1 and in the Accredited Investor Questionnaire.

ARTICLE IV
OTHER AGREEMENTS OF THE PARTIES

4.1    Transfer Restrictions.

(a)    The Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of a Purchaser under this Agreement, provided, that the foregoing shall not apply to a transfer of Securities pursuant to an effective registration statement.

(b)    Each Purchaser agrees to the imprinting, so long as is required by applicable federal and state securities laws, of a legend on any of the certificate(s) evidencing the Securities in the following form:

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION, OR THE SECURITIES COMMISSION OF ANY STATE, IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE COMPANY TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

(c)    Each Purchaser agrees that the removal of the restrictive legend from the certificate(s) evidencing the Securities as set forth in this Section 4.1 is predicated upon the Company’s reliance that the Purchaser will sell any Securities pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom.

ARTICLE V
RELEASE

5.1    Each Purchaser, does hereby release, remise and forever discharge the Company and its predecessors, successors and assigns, and respective directors, officers, employees, agents and representatives thereof (collectively, the “Released Parties”) of and from any and all actions, cases of action, suits, claims, demands, accountings, covenants, contracts, agreements, debt, liabilities and obligations of any nature, fixed or contingent, known or unknown, whether at law or in equity, which the Purchaser ever had, now has, or which the Purchaser’s heirs, executors, administrators, or legal representatives, successors, or assigns, as applicable, or any of them, hereinafter can, shall or may have against the Released Parties for or by reason of any event, occurrence, circumstance or matter of any nature whatsoever which occurred or existed at any time on or before the date hereof.

5.2    Indemnification. Each Purchaser shall indemnify and hold the Released Parties harmless from and against all damages, expenses, costs and attorneys’ fees which any of the Released Parties may suffer or incur by reason of any breach by such Purchaser of any of the provisions hereof.

ARTICLE VI
MISCELLANEOUS

6.1    Fees and Expenses. Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all transfer agent fees, stamp taxes and other taxes and duties levied in connection with the issuance of any Securities in the name of the Purchaser.

6.2    Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

6.3    Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto prior to 5:30 p.m. (Eastern Time) on a business day, (b) the next business day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto on a day that is not a business day or later than 5:30 p.m. (Eastern Time) on any business day, (c) the second business day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto.

6.4    Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and each Purchaser or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

6.5    Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

6.6    Successors and Assigns. This Agreement is intended for the benefit of and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, legal representatives, successors or permitted assigns, as applicable. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of each Purchaser. Any Purchaser may assign any or all of the Purchaser’s rights under this Agreement to any Person to whom such Purchaser assigns or transfers any Securities, provided such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions hereof that apply to the “Purchaser.”

6.7    Governing Law. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of Maryland, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the State of Maryland. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the County of [INSERT], State of Maryland for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. The parties hereby waive all rights to a trial by jury. If either party shall commence an action or proceeding to enforce any provisions of the Transaction Documents, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

6.8    Survival. The covenants, representations and warranties contained herein, including, but not limited to, those contained in Article V of this Agreement, shall survive the Closing and the delivery of the Securities.

6.9    Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

6.10    Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

6.11    Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Securities.

6.12    Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each Purchaser and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agree to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

6.13    Independent Nature of Purchaser’s Obligations and Rights. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under any Transaction Document. Nothing contained herein or in any Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchaser as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchaser is in any way acting in concert or as a member of a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Purchaser shall be entitled to independently protect and enforce the Purchaser’s rights, including without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. Each Purchaser has been represented by the Purchaser’s own separate legal counsel in the Purchaser’s review and negotiation of the Transaction Documents. The Company has elected to provide all Purchasers with the same terms and the Transaction Documents for the convenience of the Company and not because it was required or requested to do so by the Purchasers.

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IN WITNESS WHEREOF, the Company has caused this Securities Purchase Agreement to be duly executed by its authorized signatory as of the date first indicated above.

REIT Americas, Inc. By:__________________________________________ Name: Title:	ADDRESS 2960 N. Swan Rd., Suite 300 Tucson, AZ 85712 Facsimile No.: [INSERT]
With a copy to (which shall not constitute notice): Bruce Rosetto Blank Rome LLP 1200 North Federal Highway, Suite 417 Boca Raton, FL 33432

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PURCHASER SIGNATURE PAGES TO THE SECURITIES PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned executed or caused this Securities Purchase Agreement to be duly executed by its respective authorized signatories as of the date first indicated above.

Number of Shares of Common Stock subscribed for: _______________________
Name of Purchaser: __________________________
Signature of Authorized Signatory of Subscriber: __________________________
Name of Authorized Signatory: _________________________
Title of Authorized Signatory: __________________________
Email Address of Authorized Signatory: ________________________________
EIN Number of Purchaser: ______________________________________

Address for Notice of Purchaser:

Facsimile No. of Purchaser:

Address for Delivery of Securities for Purchaser (if not same as above):